TRANSPARENT VALUE TRUST

Transparent Value Dow Jones RBP® Directional Allocation Index Fund, a series of Transparent Value Trust.

SUPPLEMENT DATED NOVEMBER 27, 2012

TO THE PROSPECTUS DATED JUNE 11, 2012

Changes to Principal Risks:

The following principal risk shall be added as a principal risk as contained in the section titled “Principal Risks” on pages 4 and 5 of the Prospectus:

Consumer Services Sector Risk - As of September 30, 2012, the Index concentrated in the consumer services sector. The success of consumer product manufacturers and retailers (including food and drug retailers, general retailers, media, and travel and leisure) is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition and consumer confidence. The consumer services sector depends heavily on disposable household income and consumer spending. Companies in the consumer services sector may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer products.

The following information replaces the first paragraph under the section entitled “Purchasing, Selling and Exchanging Fund Shares - How to Purchase Fund Shares” on page 13 of the Prospectus:

Class A Shares and Class C Shares are offered primarily through authorized securities brokers and other financial intermediaries. Class I Shares are offered for direct investment in the Fund by pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high-net worth individuals. Class I Shares may also be offered through certain financial intermediaries. Class F-1 Shares may be purchased by institutional investors such as corporations, employer-sponsored retirement plans, endowments, foundations, insurance products, bank/trust products, and broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts. Class F-1 Shares may also be purchased through financial intermediaries who have entered into an agreement with the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge transaction fees. In addition, retail investors may purchase Class F-1 Shares directly from the Fund, at the Fund’s discretion.

The following information replaces the information contained under the section entitled “Purchasing, Selling and Exchanging Fund Shares - How to Exchange Fund Shares” on page 17 of the Prospectus:

You may exchange shares of any one Class of the Fund for the same Class of any other TVT Fund.  In addition, you may exchange your Class A Shares or Class C Shares of the Fund for Class I Shares of the Fund, provided that (1) you hold your shares through an institution that has a valid Class I Shares sales agreement with the Fund’s distributor authorizing such an exchange and (2) you are eligible to invest in Class I Shares in accordance with the criteria set forth in this prospectus. In addition, Class C shareholders must have held the Class C shares being exchanged for a minimum of one year from the date of purchase of those shares, and Class A shareholders who purchased shares without a front-end sales charge must have held the Class A shares being exchanged for a minimum of 18 months from the date of purchase of those shares.  Any such exchange is subject to the Fund’s discretion to accept or reject the exchange.

If you purchased Class A Shares subject to a front-end sales charge, you will not be reimbursed the sales charge upon exchange of the shares for Class I Shares of the Fund.

You will ordinarily submit your exchange transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account.  If you own your shares directly, you may exchange your shares by contacting the Fund directly by mail or telephone at 1-888-727-6885. Please read the prospectus for any other TVT Fund into which you are considering exchanging.

The exchange privilege is not intended as a vehicle for short-term or excessive trading.  The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund’s policy on excessive trading, see “Excessive Trading Policies and Procedures.”

If you exchange your shares of the Fund for shares of another class of the Fund, it is not considered a taxable event and should not result in capital gain or loss. If you exchange your shares of the Fund for shares of another TVT Fund, it is considered a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.